                                                                    Exhibit 99.2

                    Certification of Chief Financial Officer

         Pursuant to 18 U.S.C. 'SS' 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of The Cooper Companies, Inc.(the "Company") hereby certifies that:

         (i) To his knowledge, the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) To his knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 13, 2002          /s/ Robert S. Weiss
                                   -----------------------------------
                                   Robert S. Weiss
                                   Executive Vice President and Chief Financial
                                   Officer

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